SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 22, 1997




                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)







           Delaware                         33-97660              56-0900030
(State or other jurisdiction of           (Commission           (IRS Employer
        incorporation)                    File Number)       Identification No.)



301 South College St., Charlotte, North Carolina                      28288-1075
   (Address of principal executive offices)                           (Zip Code)



              (Registrant's telephone number, including area code):
                                 (704) 374-2265


                     The exhibit index is located on page 4.

Item 5              Other Events.

                    The November, 1997 Statement to Investor Certificateholders was distributed December 22, 1997.

Item 7 (c)          Exhibits.

                    The  following  are filed as exhibits  to this Report  under
Exhibit 1:

                    Statement to Investor Certificateholders for the period from November 1, 1997 to November 30, 1997.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIGNET HELOC TRUST 1995-A

                                 By: FIRST UNION NATIONAL BANK




                                 By: /s/ Mary Whittaker
                                    ----------------------------
                                     Mary Whittaker
                                     Vice President




Date:  December 22, 1997

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549













                                    EXHIBITS

                                       TO

                                    FORM 8-K









                            SIGNET HELOC TRUST 1995-A
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS






Exhibit
Number            Exhibits
------            --------

     1            Statement  to  Investor   Certificateholders  for  the  period
                  November 1, 1997 to November 30, 1997.